Note 15 - Common Stock Offering	12 Months Ended
Dec. 31, 2014
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]

NOTE 15:  COMMON STOCK OFFERING

On March 7, 2014, the Company closed an underwritten offering of its common stock. The Company raised approximately $17.2 million in gross proceeds by selling 1,499,999 shares of its Treasury Stock, which includes the full exercise of the over-allotment option granted to the underwriters of 195,652 shares, at a price to the public of $11.50 per share.

Net proceeds from the sale of the shares after underwriting discounts and estimated offering expenses were approximately $15.8 million. The Company used the net proceeds from the offering to redeem the remaining 12,000 shares of the Company’s Series A Preferred Stock on May 7, 2014 and intends to use the remaining net proceeds for working capital and for general corporate purposes, including potential future acquisitions.